BARON

FUNDS®

Baron Energy and Resources Fund

Supplement dated August 5, 2015

to Summary Prospectus dated April 30, 2015

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective October 5, 2015, in connection with the principal investment strategy of Baron Energy and Resources Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the third sentence under “Principal Investment Strategies of the Fund,” which reads as follows: “The Fund’s investments in non-U.S. companies will not exceed 25%.” is deleted in its entirety.

This information supplements the Summary Prospectus dated April 30, 2015. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.